Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Investment Trust

Supplement dated May 12, 2015 to the Statement of Additional Information (“SAI”) for LoCorr Investment Trust dated May 1, 2015.

This supplement is being filed to revise the paragraph on page 12 of the SAI regarding “Regulation as a Commodity Pool Operator”.  The paragraph is deleted and replaced in its entirety, as follows:

Regulation as a Commodity Pool Operator. The Managed Futures Strategy Fund, the Commodities Strategy Fund, the Multi-Strategy Fund, the Market Trend Fund and the Subsidiaries are “commodity pools” under the U.S. Commodity Exchange Act (“CEA”), and the Advisor is registered as a “commodity pool operator” with the Commodity Futures Trading Commission (“CFTC”) and is a member of the National Futures Association (“NFA”).  As a registered commodity pool operator with respect to the Managed Futures Strategy Fund, the Commodities Strategy Fund, the Multi-Strategy Fund, the Market Trend Fund and the Subsidiaries, the Advisor must comply with various regulatory requirements under the CEA, and the rules and regulations of the CFTC and the NFA, including investor protection requirements, antifraud prohibitions, disclosure requirements, and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA.

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You should read this Supplement in conjunction with the Statement of Additional Information dated May 1, 2015.  The SAI provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission.  The SAI is available upon request and without charge by calling the Fund toll-free at 1-855-523-8637.

Please retain this Supplement for future reference.